EXHIBIT 10.2
                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of July 28, 1998 among Capital Trust, a California business trust (the "Company"), Vornado Realty L.P., a Delaware limited partnership ("VRLP"), EOP Operating Limited Partnership, a Delaware limited partnership ("EOPLP"), Mellon Bank N.A., as trustee for General Motors Hourly-Rate Employes Pension Trust, a New York trust ("Hourly GM Trust"), and Mellon Bank N.A., as trustee for General Motors Salaried Employes Pension Trust, a New York trust ("Salaried GM Trust" and together with the Hourly GM Trust, the "GM Trust").

                  WHEREAS, CT Convertible Trust I, a Delaware statutory business trust (the "Trust"), has offered to certain investors in a private placement $150,000,000 aggregate liquidation amount of its 8.25% Step Up Convertible Trust Preferred Securities (the "Convertible Preferred Securities"), representing undivided beneficial interests in the assets of the Trust, and proposes to invest the proceeds from such offering, together with the proceeds of the issuance and sale by the Trust to the Company of $4,650,000 aggregate liquidation amount of its 8.25% Step Up Convertible Trust Common Securities (the "Common Securities"), representing an undivided interest in the assets of the Trust, in $154,650,000 aggregate principal amount of 8.25% Step Up Convertible Junior Subordinated Debentures of the Company (the "Debentures"); and

                  WHEREAS, the Company has agreed to issue the Common Shares (as defined below) to the Holders (as defined below) upon conversion of the Securities (as defined below) and to grant to the Holders the registration rights set forth in Sections 2 and 4 hereof.

                  NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

                  Section 1.        Definitions.

                  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Agent" means the principal placement agent on an agented placement of Registrable Securities.

                  "Business Day" shall mean a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are permitted or required by any applicable law to close.

                  "Commission" shall mean the Securities and Exchange
Commission.

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                  "Common Securities" shall have the meaning set forth in the
Preamble.

                  "Common Shares" shall mean the Class A common shares of beneficial interest, $1.00 par value, in the Company.

                  "Company" shall have the meaning set forth in the Preamble and also shall include the Company's successors.

                  "Continuously Effective" means, with respect to a specified registration statement, that it shall not cease to be effective and current with respect to applicable disclosure requirements and available for Transfers of Registrable Securities thereunder, and shall not be subject to any stop order or injunction, for longer than either (i) any ten (10) consecutive Business Days, or (ii) an aggregate of fifteen (15) Business Days during the period specified in the relevant provision of this Agreement.

                  "Convertible Preferred Securities" shall have the meaning set forth in the Preamble.

                  "Debentures" shall have the meaning set forth in the Preamble.

                  "Demand Registration" shall have the meaning set forth in
Section 2(a) hereof.

                  "Demanding Holders" shall have the meaning set forth in
Section 2(a) hereof.

                  "EOPLP" shall have the meaning set forth in the Preamble.

                  "Evergreen Registration" shall have the meaning set forth in
Section 6 hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "GM Trust" shall have the meaning set forth in the Preamble.

                  "Holder" or "Holders" shall mean VRLP, EOPLP and the GM Trust or transferee of any such Person's Registrable Securities acquiring rights in accordance with Section 9 hereof whenever such Person owns of record Registrable Securities, or holds a security convertible into or exercisable or exchangeable for, Registrable Securities, whether or not such purchase or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.


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                  "Indenture" means the Indenture dated as of July 28, 1998
between the Company and Wilmington Trust Company, as trustee.

                  "Majority Selling Holders" means those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "Person" shall mean an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

                  "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

                  "Registrable Securities" shall mean (i) the Common Shares issuable upon conversion of the Securities purchased by the Holders on the date hereof pursuant to that certain Preferred Securities Purchase Agreement, dated as of the date hereof, among the Company, the Trust, VRLP, EOPLP and the GM Trust; (ii) any Common Shares or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Common Shares; and (iii) any securities issued in exchange for such Common Shares in any merger, combination or reorganization of the Company; provided, however, that Registrable Securities shall not include any securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rules promulgated by the Commission pursuant to the Securities Act, and, provided further, the Company shall have no obligation under Section 2 or 4 to register any Registrable Securities of a Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and their counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a Holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected.

                  "Rule 144" and "Rule 145" shall mean Rule 144 and Rule 145 promulgated under the Securities Act.

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                  "Securities" shall mean the Convertible Preferred Securities together with the Debentures.

                  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                  "Selling Holders" means, with respect to a specified registration pursuant to this Agreement, the Holders whose Registrable Securities are included in such registration.

                  "Transfer" means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or consolidation) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

                  "Trust" shall have the meaning set forth in the Preamble.

                  "Underwriters' Representative" means the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

                  "Violation" shall have the meaning set forth in Section
8(a)(i).

                  "VRLP" shall have the meaning set forth in the Preamble.

                  Section 2.        Demand Registration.

                  (a) Request for Demand Registration. Subject to Sections 2(b), 2(d) and 2(e) below, at any time, if one or more Holders shall make a written request to the Company (the "Demanding Holders"), the Company shall cause there to be filed with the Commission a registration statement meeting the requirements of the Securities Act (a "Demand Registration"), and each Demanding Holder shall be entitled to have included therein (subject to, as applicable, Section 10 hereof) all or such number of such Demanding Holder's Registrable Securities as the Demanding Holder shall report in writing. Any request made pursuant to this Section 2(a) shall be addressed to the attention of the secretary of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 2(a).

                  Whenever the Company shall have received a demand pursuant to
Section 2(a) to effect the Demand Registration of any Registrable Securities, the Company shall promptly

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give written notice of such proposed registration to all Holders of the
Securities, if any. Any such Holder may, within 20 days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the registration and such request shall not be considered one of the Demand Registrations under
Section 2(a) hereof to which such Holder is entitled.

                  (b)      Limitations on Demand Registrations.

                           (i) The Company shall be obligated to effect no more
                  than three Demand Registrations for each Holder. For purposes of the preceding sentence, registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders. If the Company shall have complied with its obligations under this Section 2, a right to demand a registration pursuant to Section 2(a) shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to a registration statement, and (y) the date as of which such Demand Registration shall have been Continuously Effective for a period of not less than 270 days ("Minimum Effective Period"), provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

                           (ii) Notwithstanding the foregoing, the Demand
                  Registration rights granted to the Holders in Section 2(a) are subject to the following limitations: (i) each registration in respect of a Demand Registration must include Registrable Securities having an aggregate market value of at least $5,000,000, which market value shall be determined by multiplying the number of Registrable Securities to be included in the Demand Registration by the proposed per share offering price (provided that the limitation set forth in this clause (i) shall not be in effect at any time the Holders' Registrable Securities are not able to be sold under Rule 144 because of the Company's failure to comply with the information requirements thereunder, unless at such time, the Company's counsel delivers a written opinion of counsel, which shall be in a form reasonably satisfactory to such Holders' counsel, to such Holders to the effect that such Holders' Registrable Securities may be publicly offered and sold without registration under the Act); (ii) the Company shall not be required to

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                  cause a registration pursuant to Section 2(a) to be declared effective within a period of 120 days after the effective date of any registration statement of the Company effected in connection with a Demand Registration, provided the Company has not breached its obligations under Section 2(a); and (iii) the Company shall not be required to file a registration statement or to keep a registration statement effective and current with respect to applicable disclosure requirements if the negotiation or consummation of a material transaction is pending or an event has occurred, which negotiation, transaction or event would require additional disclosure by the Company in the registration statement of previously non-public material information which the Company in its good faith judgment has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement might cause the registration statement to fail to comply with applicable disclosure requirements; provided, however, that the Company may not delay the filing of a registration or documents necessary to keep an existing registration statement effective and current, for such reason for more than 75 days in any calender year.

                           (iii) Whenever the Company shall effect a
                  registration pursuant to this Section 2 in connection with an underwritten offering by one or more Selling Holders of Registrable Securities, if the Underwriters' Representative or Agent advises each such Selling Holder in writing that, in its opinion, the amount of securities requested to be included in such offering (whether by Selling Holders or others) exceeds the amount which can be sold in such offering within a price range acceptable to the Majority Selling Holders, Registrable Securities shall be included in such offering and the related registration to the extent of the amount which can be sold within such price range, and on a pro rata based on the estimated gross proceeds from the sale thereof among all the Selling Holders and all other securities being registered pursuant to the exercise of Contractual rights comparable to the rights granted in Section 4 hereof.

                  (c) Effective Demand Registration. Following receipt of a request for a Demand Registration, the Company shall:

                           (i) File the registration statement with the
                  Commission as promptly as practicable, and shall use the Company's best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering; and

                           (ii) Use the Company's best efforts to keep the
                  relevant registration statement Continuously Effective for no less than the Minimum Effective Period or until such earlier date as of which all the Registrable Securities under the

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                  registration statement filed pursuant to the Demand
                  Registration shall have been disposed of in the manner described in the registration statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2 is suspended or such registration statement shall not be current with respect to applicable disclosure requirements, the Minimum Effective Period shall be extended by the aggregate number of days of such suspension or period of non-compliance.

                  (d) Restrictions on Public Sale by Holders. Notwithstanding anything herein to the contrary, the Company shall have the right from time to time to require the Holders not to effect any public sale or public distribution of any Registrable Securities under a registration statement filed pursuant to a Demand Registration during the period starting with the date 30 days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to the Holders, of the proposed date of filing of a registration statement or a prospectus supplement under an effective primary shelf registration statement on file pursuant to Rule 415 promulgated under the Securities Act relating to an underwritten public offering of equity securities of the Company for the account of the Company, and ending on the date sixty (60) days following the effective date of such registration or the date of such prospectus supplement, provided, however, the Company may not restrict the Holders' ability to publicly sell or distribute Registrable Securities for such reason more than one time in any calendar year. Notwithstanding the foregoing, if the Company shall restrict the public sale or distribution in accordance with the foregoing, the Minimum Effective Period shall be extended by the aggregate number of days of such period of restriction.

                  (e) Form of Registration Statement. A registration pursuant to this Section 2 shall be on such appropriate registration form of the Commission as shall (i) be selected by the Company and be reasonably acceptable to the Majority Selling Holders, and (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to Section 2(a).

                  (f) Selection of Underwriters. If any registration pursuant to
Section 2(a) involves an underwritten offering (whether on a "firm," "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Majority Selling Holders shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering; provided, however, that each Person so selected shall be reasonably acceptable to the Company.

                  Section 3.        Registration Procedures.

                  (a) Obligations of the Company. Whenever required under
Section 2 to effect a Demand Registration of any Registrable Securities, the Company shall, as expeditiously as practicable:


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                           (i) Prepare and file with the Commission a
                  registration statement with respect to such Registrable Securities (which registration statement shall be available for the Selling Holders' intended method of distribution and shall comply in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith) and use the Company's best efforts to cause such registration statement to become effective.

                           (ii) Notify each Selling Holder when the registration
                  statement and any post-effective amendments thereto are declared effective.

                           (iii) Respond as promptly as practicable to any
                  comments received by the Commission with respect to the registration statement and, subject to clause (iii) of Section 2(b)(ii), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement or any document incorporated therein by reference or file any other required document as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement and the instructions applicable to the registration form used by the Company. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 3(a)(vi). In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such securities from registered status.

                           (iv) Furnish to each Selling Holder of Registrable
                  Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

                           (v) Use the Company's best efforts (i) to register
                  and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable, any

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                  Selling Holder) and to keep such qualification effective
                  during the period such registration statement is effective, and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in any such jurisdiction, or to file a general consent to service of process in any such states or jurisdictions.

                           (vi) In the event of any underwritten or agented
                  offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents and representations and warranties by the Company to the Selling Holders and the underwriters), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering and use reasonable best efforts to obtain executed lock-up agreements from the officers and directors of the Company and from the holders of more than 5% of the Company's equity securities, if requested by the underwriters. The Company shall also cooperate with the Majority Selling Holders and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Shares, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

                           (vii) Promptly notify each Selling Holder of any stop
                  order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                           (viii) Promptly notify each Selling Holder of the
                  happening of any transaction or event during the period a registration statement is effective which is of a type specified in clause (iii) of Section 2(b)(ii) hereof or as a result of which such registration statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of the prospectus), not misleading.

                           (ix) Make generally available to the Company's
                  security holders copies of an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period

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                  beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

                           (x) Make available for inspection by any Selling
                  Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

                           (xi) Use the Company's best efforts to obtain a
                  so-called "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to Majority Selling Holders. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgments as are customarily provided by selling shareholders who receive such comfort letters or opinions.

                           (xii) Provide and cause to be maintained a transfer
                  agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

                           (xiii) Use all reasonable efforts to cause the
                  Registrable Securities covered by such registration statement
                  (i) if such securities are then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of

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                  the business and operations of the Company to enable the
                  Selling Holders of Registrable Securities to consummate the disposition of such Registrable Securities.

                           (xiv) Use the Company's reasonable efforts to provide
                  a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

                           (xv) Take such other actions as are reasonably
                  required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

                  (b) Holders' Obligations. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2 and 3 hereof with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration.

                  Section 4.        Piggyback Registration.

                  (a) Request for Piggyback Registration. If at any time the Company proposes to register (including for this purpose a registration effected by the Company for shareholders of the Company other than the Holders) equity securities under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2, S-3 or S-11 (as requested) (or any replacement or successor forms) other than a registration of securities for a delayed offering pursuant to Rule 415 promulgated under the Securities Act, the Company shall promptly give each Holder of Registrable Securities written notice of such registration (a "Piggyback Registration"). Upon the written request of each Holder given within 20 days following the date of such notice, the Company shall cause to be included in such registration statement and use its best efforts to be registered under the Securities Act and included in any underwriting all the Registrable Securities that each such Holder shall have requested to be registered. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this
Section 4 without any obligation or liability to any Holder.

                  (b) Limitations on Piggyback Registrations. The Company shall not be required to include any Holder's Registrable Securities in any underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, provided that such Holder shall be entitled to the same pricing terms. If the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities

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requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering (i) the securities proposed to be sold by the Company for its own account; (ii) the Registrable Securities requested to be included in such registration by Holders pursuant to this Section 4; and (iii) all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 4, pro rata based on the estimated gross proceeds from the sale thereof.

                  Section 5. Agreements of Selling Holder. In connection with any registration pursuant to Section 2 or 4 hereof, each Selling Holder agrees, as applicable:

                           (i) to execute the underwriting agreement, if any, agreed to by the Majority Selling Holders or the Company, as the case may be;

                           (ii) that it will not offer or sell its Registrable
                  Securities under the registration statement until it has received copies of the supplemented or amended Prospectus contemplated by Section 3(a)(iii) hereof and receives notice that any post-effective amendment (if required) has become effective; and

                           (iii) that upon receipt of any notice from the
                  Company of the happening of any transaction or event of the kind described in Section 3(a)(viii) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a registration statement until the Holder receives copies of the supplemented or amended Prospectus contemplated by Section 3(a)(iii) hereof and receives notice that any post-effective amendment (if required) has become effective, and, if so directed by the Company, the Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current immediately preceding the time of receipt of such notice.

                  Section 6. Limitations or Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2 or 4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included, or (b) to make a demand registration which could result in such registration statement being declared effective within a period of 120 days of the effective date of any registration effected in connection with a Demand Registration. From and after the date of this

732353.7
                                       12

Agreement, if the Company shall enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to make a demand registration that the Company would be obligated to keep Continuously Effective until all securities subject of such registration have been disposed of (such registration, an "Evergreen Registration"), the Company thereupon shall be obligated to make an Evergreen Registration on behalf of and at the request of any Holder and include therein all Registrable Securities then owned by such Holder, which such registration shall be subject to and governed by the provisions of Sections 2 and 3 to the extent a Demand Registration is governed thereby .

                  Section 7. Expenses of Registration. Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows with respect to each Demand Registration or Piggyback Registration; the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Demand Registrations or Piggyback Registration for each Selling Holder (which right to payment by the Company may be assigned to any Person to whom Registrable Securities are Transferred as permitted by Section 9), including all registration, exchange listing, accounting, filing and NASD fees, all fees and expenses of complying with securities or Blue Sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, and, with respect to Demand Registrations, the reasonable fees and disbursements of one firm of counsel for the Selling Holders of Registrable Securities (selected by Demanding Holders owning a majority of the Registrable Securities owned by Demanding Holders to be included in a Demand Registration), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders), provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration is subsequently withdrawn at the request of the Majority Selling Holders (in which case all Selling Holders and any other Holders of Registrable Securities to be included in the registration shall bear such expense pro rata according to their number of shares requested to be registered), unless Holders whose Registrable Securities constitute a majority of the Registrable Securities then outstanding agree that such withdrawn registration shall constitute one of the Demand Registrations under Section 2(a) hereof.

                  Section 8.        Indemnification; Contribution.

                  (a) Indemnification by the Company. If any Registrable Securities are included in a registration statement under this Agreement:

                           (i) To the extent permitted by applicable law, the
                  Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who

732353.7
                                       13
                  controls such Selling Holder within the meaning of the Securities Act, and each officer, director, trustee, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

                                    (A) Any untrue statement or alleged untrue
                  statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto or any document incorporated by reference therein;

                                    (B) The omission or alleged omission to
                  state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                                    (C) Any violation or alleged violation by
                  the Company of the federal securities laws any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this
Section 8(a) shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such Person at or prior to the confirmation of sale to such Person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify underwriters participating in the distribution of the Registrable Securities, their officers, directors, agents and employees and each Person who controls such Persons (within

732353.7
                                       14
the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

                  (b) Indemnification by Holder. If any of a Selling Holder's Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by applicable law, such Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation is based on or arises from written information furnished by such Selling Holder to the Company expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this
Section 8(b) exceed the gross proceeds from the applicable offering received by such Selling Holder. In no event shall a Holder be jointly liable with any other Holder as a result of its indemnification obligations.

                  (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this
Section 8, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if not otherwise known by the Company and materially prejudices or results in forfeiture of substantial rights or defenses shall relieve such indemnifying party of any liability to the indemnified party under this Section 8 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 8. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an

732353.7
                                       15
indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding, or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

                  (d) Contribution. If the indemnification required by this
Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 8:

                           (i) The indemnifying party, in lieu of indemnifying
                  such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses,

732353.7
                                       16
                  claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(a) and Section 8(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                           (ii) The parties hereto agree that it would not be
                  just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 8(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) Full Indemnification. If indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 8 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 8(d)(i).

                  (f) Survival. The obligations of the Company and the Selling Holders of Registrable Securities under this Section 8 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this agreement, and otherwise.

                  Section 9. Transfer of Registration Rights. Rights with respect to Registrable Securities may be Transferred as follows: all rights of a Holder with respect to Registrable Securities pursuant to this Agreement may be Transferred by such Holder to any Person in connection with the Transfer of Registrable Securities to such Person, in all cases, if the transferor or transferee shall have delivered to the secretary of the Company, reasonably promptly following the date of the Transfer, written notification of such Transfer setting forth the name of the transferor, name and address of the transferee, and the number of Registrable Securities which shall have been so Transferred.

                  Section 10. Covenants of the Company. The Company hereby agrees and covenants as follows:

                  (a) Exchange Act Filings. The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph
(c)(2) of Rule 144. The Company shall take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the Commission.

732353.7
                                       17

                  In connection with any sale, transfer or other disposition by a Holder of any Registrable Securities pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least two business days prior to any sale of Registrable Securities.

                  (b) Merger, Consolidations and Sale of Assets. The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or
(y) Transfer or agree to Transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

                  Section 11.       Miscellaneous.

                  (a)      Amendments and Waivers.

                           (i) The provisions of this Agreement, including the
                  provisions of this Section 11(a), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders.

                           (ii) Notice of any amendment, modification or
                  supplement to this Agreement adopted in accordance with this
                  Section 11 shall be provided by the Company to the Holders at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

                  (b) Notices. All notices or other communications under this Agreement shall be sufficient if in writing and delivered by hand or sent by telecopy, or sent, postage prepaid by registered, certified or express mail, or by recognized overnight air courier service and shall be deemed given when so delivered by hand or telecopied, or if mailed or sent by overnight courier service, on the third Business Day after mailing (one Business Day in the case of express mail or overnight courier service) to the parties at the following addresses:


732353.7
                                       18

           (i)      if to VRLP, to:

                    Vornado Realty L.P.
                    c/o Vornado Realty Trust
                    Park 80 West Plaza II
                    Saddlebrook, New Jersey 07663
                    Attention:    Joseph Macnow
                                  Executive Vice President, Finance and
                                  Administration

                    with a copy to:

                    Sullivan & Cromwell
                    125 Broad Street
                    New York, New York 10004
                    Attention: Alan J. Sinsheimer

                    and:

           (ii)     if to EOPLP, to:

                    EOP Operating Limited Partnership
                    Two North Riverside Plaza
                    Chicago, Illinois  60606
                    To the attention of each of:       Stanley M. Stevens
                                                       Richard D. Kincaid

                    with a copy to:

                    Rosenberg & Liebentritt, P.C.
                    Two North Riverside Plaza, Suite 1600
                    Chicago, Illinois 60606
                    Attention: Jonathan Wasserman


732353.7
                                       19

           (iii)    if to the GM Trust, to:

                    Mellon Bank N.A., as trustee for
                    General Motors Hourly-
                    Rate Employes Pension Trust
                    Mellon Bank N.A., as trustee for
                    General Motors Salaried
                    Employes Pension Trust
                    One Mellon Bank Center
                    Pittsburgh, Pennsylvania  15258-0001
                    Attention:  Bernadette Rist,
                                Legal Department

                    with a copy to:

                    Weil, Gotshal & Manges, LLP
                    767 Fifth Avenue
                    New York, New York 10153
                    Attention: Gerald S. Backman, P.C.

           (iv)     if to the Company, to:

                    Capital Trust
                    605 Third Avenue,
                    26th Floor,
                    New York, New York 10016
                    Attention:  John R. Klopp

                    with a copy to:

                    Battle Fowler LLP
                    75 East 55th Street
                    New York, New York  10022
                    Attention: Thomas E. Kruger

or at such other address as the addressee may have furnished in writing to the sender as provided herein.

                  (c)      Successors, Assigns and Transferees.

                           (i) This Agreement shall inure to the benefit of and
                  be binding upon the successors, assigns and transferees of each of the parties.


732353.7
                                       20

                           (ii) If any successor, assignee or transferee of the
                  Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

                           (iii) The term "successor, assignee or transferee of
                  a Holder" shall include any Person that acquires Registrable Securities by operation of law, including upon the merger or consolidation, liquidation or dissolution of the Holder.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                  (g) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  (h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



732353.7
                                       21

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                       CAPITAL TRUST


                       By: /s/ John R. Klopp
                          ----------------------------------------
                          Name:    John R. Klopp
                          Title:   Chief Executive Officer


                       EOP OPERATING LIMITED PARTNERSHIP

                       By:   Equity Office Properties Trust, its general partner


                             By: /s/ Debra L. Ferruzzi
                                -----------------------------------
                                Name:   Debra L. Ferruzzi
                                Title:  Senior Vice President


                       VORNADO REALTY L.P.

                       By:   Vornado Realty Trust, its general partner


                             By: /s/ Michael D. Fascitelli
                                ----------------------------------
                                Name:   Michael D. Fascitelli
                                Title:  President


                       MELLON BANK, N.A., as trustee for
                       General Motors Hourly-Rate Employes Pension Trust


                       By: /s/  Bernadette Rist
                           ---------------------------------------
                           Name:   Bernadette Rist
                           Title:  Authorized Signatory


732353.7
                                       22

                       MELLON BANK, N.A., as trustee for
                       General Motors Salaried Employes Pension Trust


                       By: /s/ Bernadette Rist
                          ---------------------------------------
                          Name:    Bernadette Rist
                          Title:   Authorized Signatory


732353.7
                                                        23